UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2011

Move, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

910 East Hamilton Avenue
Campbell, California 95008
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (408) 558-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07 Submission of Matters to a Vote of Security Holders.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2011, Move, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Move, Inc. 2011 Incentive Plan (the “Incentive Plan”), an omnibus plan that provides for grants of equity and cash-based incentives to employees, officers, directors and consultants of the Company. A total of 20,800,000 shares of the Company’s common stock were reserved and made available for issuance pursuant to awards granted under the Incentive Plan. A description of the material terms of the Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2011. The Incentive Plan, having an effective date of June 15, 2011, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Move, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 15, 2011. Voting results for the meeting are set forth below. The voting results indicated below include the voting of the holders of the Company’s common stock and the voting, on an as-converted basis, of 11,677,155 shares by the holder(s) of the Company’s Series B preferred stock. For more information on the following proposals, see the Company’s proxy statement dated April 28, 2011.
  ITEM 1 The following six (6) nominees to the Board of Directors were elected, by a plurality of the votes cast, to serve as directors of the Company until the Annual Meeting of Stockholders to be held in 2012 and until his/her successor is elected and qualified, with the specific voting results being as follows:
			BROKER
DIRECTOR	FOR	WITHHELD	NON-VOTES
Joe F. Hanauer	131,595,007	9,059,767	16,774,368
Steven H. Berkowitz	139,645,644	1,009,130	16,774,368
Kenneth K. Klein	139,756,096	898,678	16,774,368
Roger B. McNamee	134,951,165	5,703,609	16,774,368
V. Paul Unruh	139,825,788	828,986	16,774,368
Bruce G. Willison	131,664,399	8,990,375	16,774,368
  ITEM 2 A majority of the votes cast at the meeting were voted in favor of the proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2011, with the specific voting results being as follows:
FOR	156,963,757
AGAINST	446,748
ABSTAIN	18,637
BROKER NON-VOTES	-- 0 --

  ITEM 3 A majority of the votes cast at the meeting were voted in favor of the proposal to amend the Company’s Bylaws to provide for a permitted size range for the Company’s board of directors of not fewer than six (6) nor greater than ten (10) directors, without shareholder approval, with the specific voting results being as follows
FOR	140,225,495
AGAINST	219,416
ABSTAIN	209,863
BROKER NON-VOTES	16,774,368

  ITEM 4 A majority of the total shares outstanding and entitled to vote were voted in favor of the proposal to amend the Company’s Restated Certificate of Incorporation to reduce the total number of authorized shares of the Company’s common stock, corresponding, proportionately, with a contemplated 1-for-4 reverse stock split, but with the Board having discretion whether to abandon such amendment (and such reverse stock split), with the specific voting results being as follows:
FOR	155,841,420
AGAINST	1,289,657
ABSTAIN	298,065
BROKER NON-VOTES	-- 0 --

  ITEM 5 A majority of the votes cast at the meeting were voted in favor of the proposal to approve the Move, Inc. 2011 Incentive Plan, with the specific voting results being as follows:
FOR	114,564,917
AGAINST	24,662,576
ABSTAIN	1,427,281
BROKER NON-VOTES	16,774,368

  ITEM 6 A majority of the votes cast at the meeting were voted in favor of the proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, with the specific voting results being as follows:
FOR	137,108,091
AGAINST	2,072,918
ABSTAIN	1,473,765
BROKER NON-VOTES	16,774,368

  ITEM 7 A majority of the votes cast at the meeting were voted in favor, on an advisory basis, of the proposal to hold an advisory shareholder vote every year to approve the compensation paid to the Company’s named executive officers, with the specific voting results being as follows:
1 YEAR	130,093,732
2 YEARS	110,003
3 YEARS	9,012,342
ABSTAIN	1,438,697
BROKER NON-VOTES	16,774,368

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

     99.1 The Move, Inc. 2011 Incentive Plan, effective June 15, 2011.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: June 20, 2011
	By:	/s/ James S. Caulfield
James S. Caulfield
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	The Move, Inc. 2011 Incentive Plan, effective June 15, 2011.